UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2023

Perspective Therapeutics, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CATX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the termination of William Cavanagh III from his position of Chief Research and Development Officer of Perspective Therapeutics, Inc. (the “Company”), as previously disclosed on the Form 8-K filed by the Company on February 10, 2023, the Company, Isoray Medical, Inc. (a wholly-owned subsidiary of the Company), and Mr. Cavanagh entered into a Separation Agreement effective March 10, 2023. Pursuant to the Separation Agreement and in accordance with his Employment Agreement following a Change in Control, as previously disclosed on the Form 8-K filed by the Company on February 6, 2023, Mr. Cavanagh is receiving a payment of $341,000, representing 12 months of his base salary, minus required withholdings, to be paid biweekly pursuant to the Company’s regular payroll practice. Additionally, Mr. Cavanagh will receive an amount equivalent to the premiums for continuation of his health insurance for one year.

The Separation Agreement contains a release by Mr. Cavanagh of any and all issues and claims he may have against the Company in any way related to his employment with or separation from employment with the Company, including a release of any liabilities and claims under any local, state, or federal statutes, wage claims, and claims of discrimination.

The above description is only a summary of the material terms of the Separation Agreement, does not purport to be a complete description of such agreement, and is qualified in its entirety by reference to such agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Separation Agreement between Perspective Therapeutics, Inc., Isoray Medical, Inc., and William Cavanagh III, effective March 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2023

Perspective Therapeutics, Inc., a Delaware corporation

By: /s/ Johan (Thijs) Spoor
Johan (Thijs) Spoor, CEO